UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): September 17, 2007.


                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

                                NO CHANGE
                          ______________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 8.01 Other Events

Submission of Matters to a Vote of Security Holders

     The Company's annual meeting of shareholders was held on Monday, September 17, 2007, in Beaverton, Oregon. The following matters were submitted to a vote of the shareholders, the results of which are as follows:


Proposal 1 - Election of Directors:

                                       Votes Cast
                           For          Withheld
                           ___         __________

Directors Elected by holders of Class A Common Stock:

John G. Connors         114,866,721      16,003
Timothy D. Cook         114,866,722      16,002
Ralph D. DeNunzio       114,866,720      16,004
Douglas G. Houser       114,866,722      16,002
Philip H. Knight        114,866,722      16,002
Mark G. Parker          114,866,721      16,003
Johnathan A. Rodgers    114,866,722      16,002
Orin C. Smith           114,866,721      16,003
John R. Thompson, Jr.   114,866,722      16,002

Directors Elected by holders of Class B Common Stock:

Jill K. Conway          324,376,404    7,808,006
Alan B. Graf, Jr.       328,533,963    3,650,447
Jeanne P. Jackson       327,789,078    4,395,332


Proposal 2 - Approve the extension of and amendments to the NIKE, Inc.
             Long-Term Incentive Plan:

Class A and Class B Common Stock Voting Together:


                             For          Against      Abstain
                             ___          _______      _______

                         431,602,092    12,927,279    2,537,761


Proposal 3 - Ratify the appointment of PricewaterhouseCoopers LLP as
             Independent registered public accounting firm:

Class A and Class B Common Stock Voting Together:


                             For          Against      Abstain
                             ___          _______      _______

                         439,993,018     4,770,944    2,303,167




                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIKE, Inc.
                                         (Registrant)

Date:  September 18, 2007
                                         /s/ Donald W. Blair
                                         __________________________
                                         By: Donald W. Blair
                                             Chief Financial Officer